POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, THE CAMELOT FUNDS, a business trust organized under the laws of the State of Kentucky (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         WHEREAS, the undersigned is a Trustee of the Trust;

         NOW,  THEREFORE,  the undersigned hereby constitutes and appoints JAMES
R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of March, 1999.


                                           _____/S/___________________________
                                           Boyce F. Martin, III
                                           Trustee


STATE OF KENTUCKY               )
                                )        ss:
COUNTY OF JEFFERSON             )

         Before me, a Notary Public, in and for said county and state, personally appeared BOYCE F. MARTIN, III, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he/she executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 4th day of March, 1999.



                                            Notary Public  /S/ Melanie D. Forcht


                        My commission expires: 11-7-2000

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, THE CAMELOT FUNDS, a business trust organized under the laws of the State of Kentucky (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         WHEREAS, the undersigned is a Trustee of the Trust;

         NOW,  THEREFORE,  the undersigned hereby constitutes and appoints JAMES
R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of September, 1999.


                                     ____/S/______________________________
                                     Maurice J. Buchart
                                     Trustee


STATE OF KENTUCKY               )
                                )        ss:
COUNTY OF JEFFERSON             )

         Before me, a Notary Public, in and for said county and state, personally appeared MAURICE J. BUCHART, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 21st day of September, 1999.



                                        Notary Public  /S/   Inda M. Wangerin


                         My commission expires: 3/15/00

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, THE CAMELOT FUNDS, a business trust organized under the laws of the State of Kentucky (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         WHEREAS, the undersigned is the Vice President, Assistant Secretary and a Trustee of the Trust;

         NOW,  THEREFORE,  the undersigned hereby constitutes and appoints JAMES
R. CUMMINS and DONALD S. MENDELSOHN, and each of them, her attorneys for her and in her name, place and stead, and in her office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 21st day of September, 1999.


                                     _______/S/___________________________
                                     Jennifer S. Dobbins
                                     Trustee


STATE OF KENTUCKY               )
                                )        ss:
COUNTY OF JEFFERSON             )

         Before me, a Notary Public, in and for said county and state, personally appeared JENNIFER S. DOBBINS, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 21st day of September, 1999.



                                     Notary Public  /S/  Inda M. Wangerin


                         My commission expires: 3/15/00

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, THE CAMELOT FUNDS, a business trust organized under the laws of the State of Kentucky (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         WHEREAS, the undersigned is a Trustee of the Trust;

         NOW,  THEREFORE,  the undersigned hereby constitutes and appoints JAMES
R. CUMMINS and DONALD S. MENDELSOHN, and each of them, her attorneys for her and in her name, place and stead, and in her office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 28th day of September, 1999.


                                  _____/S/_____________________________
                                  Jane W. Hardy
                                  Trustee


STATE OF KENTUCKY              )
                               )        ss:
COUNTY OF JEFFERSON            )

         Before me, a Notary Public, in and for said county and state, personally appeared JANE W. HARDY, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 28th day of September, 1999.



                                          Notary Public  /S/  Stephen W. Cramer


                        My commission expires: 10/15/2001